UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
[X]	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FTI CONSULTING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 1, 2011.

FTI CONSULTING, INC. ATTN: JOANNE CATANESE CORPORATE SECRETARY FTI CONSULTING, INC. 500 EAST PRATT STREET, SUITE 1400 BALTIMORE, MD 21202

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 21, 2011
Date: June 1, 2011 Time: 9:30 a.m.
Location:	FTI Consulting, Inc.
777 South Flagler Drive, Phillips Point
Suite 1500 West Tower West Palm Beach, Florida 33401

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2011 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR all the director nominees named below.

1.	Election of Three Class III Directors
Nominees
01) Mark H. Berey
02) Jack B. Dunn, IV
03) Gerard E. Holthaus

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.	Approve the amendment to the Charter of the Company to declassify the Board of Directors as contemplated by the Articles of Amendment

3.	Approve the 2011 FTI Consulting, Inc. Incentive Compensation Plan

4.	Ratify the retention of KPMG LLP as FTI Consulting, Inc.'s independent registered public accounting firm for the year ending December 31, 2011

5.	Approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the proxy statement for the 2011 Annual Meeting of Stockholders

The Board of Directors recommends you vote 3 YEARS on the following proposal.

6.	Conduct an advisory (non-binding) vote on whether to hold future advisory (non-binding) votes on executive compensation every one, two or three years or abstain

NOTE: Such other business that may properly come before the meeting and any postponement or adjournment thereof to the extent permitted by applicable law.